NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Large Cap Core Equity Fund

Supplement dated May 16, 2014
to the Summary Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, Edward Herbert no longer serves as portfolio manager to the Nationwide HighMark Large Cap Core Equity Fund.  Accordingly, all references to, and information regarding, Edward Herbert in the Summary Prospectus, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE